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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                  AMENDMENT TO
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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       Date of Report (Date of Earliest Event Reported): November 4, 1997



                              PIMCO ADVISORS L.P.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-09772                   06-1349805
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)            Identification No.)


800 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA                       92660
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 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including Area Code: (714) 717-7022



                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

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        This Amendment to Current Report on Form 8-K/A amends that certain
Current Report on Form 8-K filed by PIMCO Advisors L.P. ("PIMCO Advisors") on November 6, 1997.

ITEM 2.

         As previously reported in the Current Report on Form 8-K filed on November 6, 1997 by PIMCO Advisors, on November 4, 1997, PIMCO Advisors acquired the investment advisory assets of Oppenheimer Group, Inc. ("Opgroup"), including a 32.4% managing general partner interest in Oppenheimer Capital, the one percent general partner interest in Oppenheimer Capital, L.P. ("Opcap LP"), one percent general partner interests in three subsidiaries of Oppenheimer Capital and the ownership of Value Advisors LLC, a newly formed limited liability company holding eight closed-end investment fund management contracts formerly held by Advantage Advisers, Inc. (the "Opgroup Transaction"). As consideration for these assets, the Opgroup stockholders received 2,119,608 Class A units of limited partner interest in PIMCO Advisors (the "PIMCO Advisors Class A LP Units"), rights (the "Opgroup Exchange Rights") to acquire up to 6,900,000 additional PIMCO Advisors Class A LP Units (or, after December 31, 1997, the same number of units of limited partner interest in Opcap LP ("Opcap LP Units")) at $33 1/3 per unit upon exchange of 6% Senior Notes due December 1, 2037 of Opgroup (the "Opgroup Notes") and rights to require PIMCO Advisors to repurchase some or all of these units for $25.50 per unit (the "Opgroup Put Rights"). Such consideration was the result of arms' length negotiations between PIMCO Advisors and Opgroup.

        PIMCO Advisors acquisition of Opgroup's investment advisory assets in the Opgroup Transaction was accomplished as follows:

                (i) Immediately prior to the transaction, Opgroup redeemed certain shares of its outstanding stock in exchange for (A) $244 million in available cash, (B) $150 million in Opgroup Notes and (C) an $80 million face amount Certificate of Long-Term Indemnity Indebtedness (subject to reduction upon the occurrence of certain indemnity obligations with respect to the investment management assets), which under certain circumstances converts into an equal principal amount of Opgroup Notes. The Opgroup Notes are limited in recourse to the assets of Opgroup.

                (ii) Following the redemption, a newly-formed, wholly-owned limited liability company subsidiary of PIMCO Advisors merged with and into Opgroup. In the merger, Opgroup became a subsidiary of PIMCO Advisors, and the Opgroup stockholders received 2,119,608 PIMCO Advisors Class A LP Units, the Opgroup Exchange Rights, and the Opgroup Put Rights. The Opgroup stockholders also received certain registration rights with respect to these units.

                (iii) Immediately following the merger, Opgroup, then a subsidiary of PIMCO Advisors, caused its subsidiary Oppenheimer Financial Corp. ("Opfin") to contribute (i) the ownership of Value Advisors LLC and the one percent general partner interest in Opcap LP and then (ii) Opfin's 32.4% managing general partner interest in Oppenheimer Capital and the one percent general partner interests in three subsidiaries of Oppenheimer Capital to Value Advisors LLC (then a subsidiary of PIMCO Advisors). In exchange for these contributions, Opfin received 6,000,000 Class C units of limited partner interest (the "PIMCO Advisors Class C LP Units"). Each PIMCO Advisors Class C LP Unit is entitled to the same proportionate share of profits, losses and distributions as a PIMCO Advisors Class A LP Unit, but with a maximum distribution of $3.00 per year, or $0.75 per quarter subject to a catch-up on an annual basis. In connection with this transaction, Opcap LP adopted an amendment to its partnership agreement converting the one percent general partner interest into a one-one hundredth of one percent general partner interest, with the remaining interest converted into Opcap LP Units. PIMCO Advisors then sold the general partner interest in Opcap LP to PIMCO Partners, G.P., the general partner of PIMCO Advisors, for $80,000.

ITEM 5.

        On November 10, 1997, Richard Buzby filed an action on behalf of a purported class of limited partners of Opcap LP against PIMCO Advisors and certain individuals associated with the previous general partner of Opcap LP in the Court of Chancery of the State of Delaware, New Castle County. The complaint alleges, among other things, various breaches of fiduciary duty, conflicts of interest and unfair dealing in connection with the previously disclosed proposed merger of Oppenheimer Capital with a subsidiary of PIMCO Advisors (the "Oppenheimer Capital Merger"). The complaint seeks compensatory and/or recessionary money damages or, alternatively, injunctive relief or rescission of the transactions. Since that date, certain other complaints have been filed in the states of Delaware and New York, making similar allegations. These cases are expected to be consolidated in the Court of Chancery of the State of Delaware. PIMCO Advisors and Opcap LP believe the suits are without merit, and intend to contest them vigorously.

ITEM 7.

(a)-(b) Any required financial statements and pro forma information with respect to the transactions reported will be filed as required. Form 8-K requires that financial statements and pro forma information shall be filed within 60 days of the initial filing of the report.

(c) Exhibits

    Exhibit No.    Description of Exhibits
    -----------    -----------------------

      10.1         Agreement and Plan of Merger dated November 4, 1997

      10.2         Put Right dated November 4, 1997

      10.3         Exchange Right dated November 4, 1997

      10.4         Note Agreement dated November 4, 1997

      10.5         Contribution Agreement dated November 4, 1997

      10.6         Certificate of Long Term Indemnity Indebtedness dated
                   November 4, 1997

      10.7         Registration Rights Agreement dated November 4, 1997


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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 1997                      PIMCO ADVISERS L.P.

                                              /s/ ROBERT M. FITZGERALD
                                              -------------------------------
                                                  Robert M. Fitzgerald
                                                  Chief Financial Officer


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                                 EXHIBIT INDEX

                                                                                     Sequentially
   Exhibit No.                 Description of Exhibits                               Numbered Page
   -----------                 -----------------------                               -------------

      10.1       Agreement and Plan of Merger dated November 4, 1997

      10.2       Put Right dated November 4, 1997

      10.3       Exchange Right dated November 4, 1997

      10.4       Note Agreement dated November 4, 1997

      10.5       Contribution Agreement dated November 4, 1997

      10.6       Certificate of Long Term Indemnity Indebtedness dated
                 November 4, 1997

      10.7       Registration Rights Agreement dated November 4, 1997